EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Retail Highway.com, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended December 31, 2003, as filed with the Securities and Exchange Commission (the AReport@), I, Michael Levine, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: February 17, 2004
                                         s/Michael Levine
                                         ---------------------------------------
                                         Michael Levine, Chief Executive Officer